UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 22, 2016

Ford Credit Auto Lease Trust 2016-A

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-208514-03

Central Index Key Number: 0001667967

Ford Credit Auto Lease Two LLC

(Exact Name of Registrant/Depositor as Specified in Charter)

Commission File Number: 333-208514

Central Index Key Number: 0001519881

Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

Delaware

(State or Other Jurisdiction of Incorporation of the Registrant)

38-0549190

(IRS Employer Identification No. of the Registrant)

c/o The Bank of New York Mellon 101 Barclay Street, 7 East New York, New York	10286
(Address of Principal Executive Offices of the Registrant)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Lease Trust 2016-A (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated March 15, 2016 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Lease Two LLC (the “Registrant” or the “Depositor”), the Depositor and/or the Trust have entered into the agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of March 1, 2016, between the Trust and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of March 1, 2016, among the Depositor, The Bank of New York Mellon, as Owner Trustee and BNY Mellon Trust of Delaware, as Delaware Trustee.

Exhibit 4.3	Exchange Note Supplement, dated as of March 1, 2016, among CAB East LLC, CAB West LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	Exchange Note Purchase Agreement, dated as of March 1, 2016, between Ford Motor Credit Company LLC and the Depositor.

Exhibit 10.3	Exchange Note Sale Agreement, dated as of March 1, 2016, between the Depositor and the Trust.

Exhibit 10.5	2016-A Servicing Supplement, dated as of March 1, 2016, to the Second Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East LLC, CAB West LLC and HTD Leasing LLC.

Exhibit 10.7	Administration Agreement, dated as of March 1, 2016, between the Trust and Ford Motor Credit Company.

Exhibit 10.8	Account Control Agreement, dated as of March 1, 2016, between the Trust and U.S. Bank National Association, as Indenture Trustee.

Exhibit 10.9	Titling Company Account Control Agreement, dated as of March 1, 2016, among CAB East LLC, CAB West LLC and U.S. Bank National

Association, as Indenture Trustee.

Exhibit 10.10	Asset Representations Review Agreement, dated as of the March 1, 2016, among Ford Motor Credit Company LLC, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TWO LLC

By:	/s/ Susan J. Thomas
Name:	Susan J. Thomas
Title:	Secretary

Dated: March 25, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of March 1, 2016, between the Trust and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of March 1, 2016, among the Depositor, The Bank of New York Mellon, as Owner Trustee and BNY Mellon Trust of Delaware, as Delaware Trustee.

Exhibit 4.3	Exchange Note Supplement, dated as of March 1, 2016, among CAB East LLC, CAB West LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	Exchange Note Purchase Agreement, dated as of March 1, 2016, between Ford Motor Credit Company LLC and the Depositor.

Exhibit 10.3	Exchange Note Sale Agreement, dated as of March 1, 2016, between the Depositor and the Trust.

Exhibit 10.5	2016-A Servicing Supplement, dated as of March 1, 2016, to the Second Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East LLC, CAB West LLC and HTD Leasing LLC.

Exhibit 10.7	Administration Agreement, dated as of March 1, 2016, between the Trust and Ford Motor Credit Company.

Exhibit 10.8	Account Control Agreement, dated as of March 1, 2016, between the Trust and U.S. Bank National Association, as Indenture Trustee.

Exhibit 10.9	Titling Company Account Control Agreement, dated as of March 1, 2016, among CAB East LLC, CAB West LLC and U.S. Bank National Association, as Indenture Trustee.

Exhibit 10.10	Asset Representations Review Agreement, dated as of the March 1, 2016, among Ford Motor Credit Company LLC, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.